                                  PROSPECTUS

                                  May 1, 2002

                        INVESTORS MARK SERIES FUND, INC.
                              700 Karnes Boulevard
                           Kansas City, Missouri 64108

     Investors  Mark Series  Fund,  Inc.  is a  management  investment  company, sometimes  called a mutual  fund.  It is divided  into the  following  different series or Portfolios

                            Growth & Income Portfolio

                            Large Cap Value Portfolio

                             Money Market Portfolio

                           Small Cap Equity Portfolio

The  Securities and Exchange  Commission  has not approved or disapproved  these securities nor has it determined  that this  prospectus is accurate or complete.
It is a criminal offense to state otherwise.

TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SUMMARY

This prospectus provides important information about Investors Mark Series Fund,
Inc. (the "Fund") and its nine  Portfolios.  Investors Mark  Advisors,  LLC (the
"Adviser") serves as the investment  adviser for all nine Portfolios and employs
Sub-Advisers to assist it in managing the Portfolios.

Individuals cannot invest in the shares of the Portfolios directly. Instead they participate  through  variable  annuity  contracts and variable  life  insurance policies (collectively, the "Contracts") issued by an insurance company. You can participate  either  through a Contract that you purchase  yourself or through a
Contract purchased by your employer.

Through your  participation  in the  Contract,  you  indirectly  participate  in
Portfolio  earnings or losses,  in proportion to the amount of money you invest.
Depending on your Contract,  if you withdraw your money before  retirement,  you may incur charges and additional tax liabilities.  For further information about your Contract, please refer to your Contract prospectus.

The Contracts may be sold by banks. But an investment in a Portfolio of the Fund through a Contract is not a deposit of a bank and is not  insured or  guaranteed by the Federal Deposit Insurance Corporation or any other Government agency.

The investment  objectives of the Portfolios may be changed without  shareholder approval.

Some of the  Portfolios  have  names  and  investment  objectives  that are very similar to certain publicly  available mutual funds that are managed by the same money managers.  These Portfolios are not those publicly  available mutual funds and will not have the same performance.  Different  performance will result from such factors as different implementation of investment policies,  different cash flows into and out of the  Portfolios,  different  fees, and different  sizes in terms of total assets.

A Portfolio's  performance may be affected by risks specific to certain types of investments,  such as  risks  associated  with  foreign  securities,  derivative investments,  non-investment  grade debt  securities,  initial public  offerings
(IPOs) or companies that have relatively small market  capitalization.  IPOs and other  investment  techniques  may  have a  magnified  performance  impact  on a
Portfolio  with a small  asset  base.  A Portfolio  may not  experience  similar performance as its assets grow.

Growth & Income Portfolio
Fact Sheet
Sub-Adviser: Lord Abbett & Co.

For more information  about each type of investment,  please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     .    seeks to  provide  long-term  growth of  capital  and  income  without excessive fluctuation in market value.

Principal Investment Strategy

The Portfolio  intends to keep its assets invested in those securities which are selling at reasonable  prices in relation to value and, to do so, it may have to forego  some  opportunities  for  gains  when,  in  the  judgment  of  Portfolio management, they carry excessive risk.

The  Portfolio  will try to  anticipate  major changes in the economy and select stocks which it believes will benefit most from these changes.

During  normal  market  conditions  the  Portfolio  will invest in common stocks
including  securities   convertible  into  common  stocks)  of  large,  seasoned
companies,  generally exceeding $5 billion in market  capitalization at the time of purchase, which the Sub-Adviser believes are undervalued. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have  appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past,  very few industries have  continuously  provided the best investment  opportunities.  The Portfolio will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks  assumed.  Therefore,  the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other  securities which are believed to offer better values for the Portfolio.

Principal Risks

The principal risks of investing in the Portfolio are:

Market  Risk:  the  risk  that  the  value of the  securities  purchased  by the
Portfolio will decline as a result of economic,  political or market  conditions or an issuer's financial circumstances.

Value  Investing  Risk:  the risk that the Portfolio  manager's  judgment that a particular  security is  undervalued  in relation to the  company's  fundamental economic values may prove incorrect.

Risk of Investing  in Larger  Companies:  the risk that larger more  established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Performance Information

The performance  information  presented  herein is intended to help you evaluate the  potential  risks and rewards of an  investment  in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio  performed in the past is not  necessarily  an indication of how the Portfolio will perform in the future.  The fees and  expenses  related to your  Contract  have not been included in the calculations of performance shown below.  Therefore,  the actual performance  you would have received  through your Contract would have been less than the results shown below.
                               2001        2000          1999          1998
                              ------      ------        ------        ------
                              -6.58%      15.79%        16.65%        12.03%

Best Quarter: Q.4. 1998 17.09%
Worst Quarter: Q.3. 2001 -14.22%

This table compares the Portfolio's average annual returns to the returns of the
S&P 500 Index for 1 calendar year and since inception.

Average Annual Total Return as of December 31, 2001

                                                                      Since
                                                                    Inception
                                                                   (November 13,
                                                            1 Year     1997)
                                                            ------ -------------
Portfolio.................................................. -6.58%      9.83%
S&P 500 Index.............................................. -11.88%     6.97%
S&P 500/Barra Value Index...................................-11.70%     6.59%

     .    The S&P 500 Index is an unmanaged index of 500 leading stocks.

     .    The S&P 500/Barra Value Index is an unmanaged  capitalization-weighted index of all the  stocks  in the S&P 500 that  have low  price-to-book ratios.

Large Cap Growth Portfolio
Fact Sheet
Sub-Adviser: Stein Roe & Farnham, Incorporated

For more information  about each type of investment,  please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     .    seeks long-term capital appreciation.

Principal Investment Strategy

During normal market  conditions  the Portfolio  will invest at least 80% of its total net assets in common stocks and other equity-type  securities of companies exceeding  $10 billion in market  capitalization  at the time of  purchase.  The
Sub-Adviser will focus on companies that it believes have long-term appreciation possibilities. Equity-type securities include:

     .    preferred stocks;

     .    securities convertible into or exchangeable for common stocks; and,

     .    warrants or rights to purchase common stocks.

The Portfolio is designed for long-term  investors who desire to  participate in investments  with more  investment  risk and volatility than the stock market in general,  but with less investment  risk and volatility than aggressive  capital appreciation  funds.  The  Portfolio  seeks to  reduce  risk by  investing  in a diversified portfolio, but this does not eliminate risk.

The Portfolio may invest in  investment  grade debt  securities of corporate and government  issuers.  The  Portfolio  may also invest up to 25% of its total net assets in foreign securities,  and the Portfolio may invest in options,  futures contracts and futures options.

Principal Risks

The principal risks of investing in the Portfolio are:

Market  Risk:  the  risk  that  the  value of the  securities  purchased  by the
Portfolio will decline as a result of economic,  political or market  conditions or an issuer's financial circumstances.

Growth  Investing  Risk:  the risk of the  volatility of growth  stocks.  Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling  market.
Also,  earnings  disappointments  often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

Risk of Investing  in Larger  Companies:  the risk that larger more  established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risks

Political  Risk: the risk that a change in a foreign  government  will occur and that the  assets  of a company  in which  the  Portfolio  has  invested  will be affected.

Currency  Risk:  the risk that a foreign  currency  will  decline in value.  The
Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

Limited  Information Risk: the risk that foreign companies may not be subject to accounting  standards or governmental  supervision  comparable to U.S. companies and that less public information about their operations may exist.

Emerging  Market Country Risk: the risks  associated  with investment in foreign securities  are heightened in connection  with  investments in the securities of issuers in emerging  markets,  as these markets are generally more volatile than the markets of developed countries.

Settlement  and  Clearance  Risk:  the risks  associated  with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity  Risk:  foreign markets may be less liquid and more volatile than U.S.
markets and offer less protection to investors.

Performance Information

The performance  information  presented  herein is intended to help you evaluate the  potential  risks and rewards of an  investment  in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio  performed in the past is not  necessarily  an indication of how the Portfolio will perform in the future.  The fees and  expenses  related to your  Contract  have not been included in the calculations of performance shown below.  Therefore,  the actual performance  you would have received  through your Contract would have been less than the results shown below.

                               2001        2000          1999          1998
                              ------      ------        ------        ------
                             -24.56%     -12.03%        35.46%        24.35%

Best Quarter: Q.4. 1999 26.53%
Worst Quarter: Q.4. 2000 -18.58%

This table compares the Portfolio's average annual returns to the returns of the
S&P 500 Index for 1 calendar year and since inception.

Average Annual Total Return as of December 31, 2001

                                                                      Since
                                                                     Inception
                                                               1   (November 13,
                                                             Year      1997)
                                                             ----- -------------
Portfolio...................................................-24.56%     4.45%
S&P 500 Index...............................................-11.88%     6.97%

     .    The S&P 500 Index is an unmanaged index of 500 leading stocks.

Money Market Portfolio
Fact Sheet
Sub-Adviser: Standish Mellon Asset Management Company LLC

For more information  about each type of investment,  please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

  .  seeks to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategy

The Portfolio invests only in:

     .    obligations of the United States Government;

     .    obligations  issued by  agencies  or  instrumentalities  of the United
          States Government;

     .    instruments that are secured or  collateralized  by obligations of the
          United States Government, its agencies or its instrumentalities;

     .    short-term  obligations  of United  States  banks and savings and loan associations and companies having assets of more than $1 billion;

     .    instruments  fully secured or  collateralized by such bank and savings and loan obligations;

     .    dollar-denominated  short-term  obligations of foreign banks,  foreign branches of foreign or U.S. banks (referred to as "Eurodollars"),  and short-term  obligations of U.S. branches and agencies of foreign banks
          (referred to as "Yankee dollars");

     .    commercial paper and short-term corporate debt securities rated in one of the two highest  categories  for short-term  debt  securities by at least  two  nationally  recognized  statistical  rating  organizations
          (NRSROs) or one such NRSRO if only one has rated the security;

     .    corporate or other notes guaranteed by letters of credit from banks in
          the  United   States   having  assets  of  more  than  $1  billion  or
          collateralized by United States Government obligations; and/or

     .    obligations of (i) consumer and  commercial  finance  companies,  (ii)
          securities  brokerage  companies,  (iii)  leasing  companies  and (iv)
          insurance companies.

Certain of these obligations may be variable or floating rate instruments.

The  Portfolio   may  only  invest  in  high  quality  U.S.   dollar-denominated
instruments that are determined to present minimal credit risks.

The Portfolio  will enter into  repurchase  agreements  under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified  date, with the gain  establishing  the yield during
the  Portfolio's  holding  period.  The  Sub-Adviser,   under  general  policies
established by the Fund's Directors,  reviews the  creditworthiness of the other party  to  any  repurchase  agreement,  and  will  only  enter  into  repurchase agreements with parties whose credit is deemed satisfactory.

Principal Risks

The principal risks of investing in the Portfolio are:

Risk of Money Market funds:  Although the Portfolio  seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Credit  Risk:  the risk that an issuer of a fixed income  security  owned by the
Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that  fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Repurchase  Agreement  Risk: the risk that if the seller becomes  bankrupt,  the
Portfolio may experience delays in recovering its money, fail to recover part or all of its  investment,  and incur costs in disposing of the securities  used as collateral for the seller's repurchase obligation.

Performance Information

The performance  information  presented  herein is intended to help you evaluate the  potential  risks and rewards of an  investment  in the Portfolio by showing changes in the Portfolio's performance.  How the Portfolio performed in the past is not  necessarily  an  indication  of how the  Portfolio  will  perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below.  Therefore,  the actual performance you would have  received  through  your  Contract  would have been less than the results shown below.

                                2001        2000          1999          1998
                              ------      ------        ------        ------
                               3.77%       5.84%         4.60%         5.05%

Best Quarter: Q.4. 2000 1.51%
Worst Quarter: Q.4. 2001 0.59%

Average Annual Total Return as of December 31, 2001

                                                                     Since
                                                                    Inception
                                                               1   (November 13,
                                                             Year      1997)
                                                             ----- -------------
Portfolio................................................... 3.77%     4.83%

7 day yield as of December 31, 2001 was 1.85%

Small Cap Equity Portfolio
Fact Sheet
Sub-Adviser: Stein Roe & Farnham, Incorporated

For more information  about each type of investment,  please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     .    seeks long-term capital appreciation.

Principal Investment Strategy

During normal market  conditions  the Portfolio  will invest at least 80% of its total net assets in a  diversified  portfolio of common  stocks and  equity-type securities  of companies  with market  capitalization,  at the time of purchase, equal to or less than the  capitalization of the largest stock in the Standard &
Poor's Small Cap Index ($3.8 billion as of December 31, 2001).  The  Sub-Adviser seeks to invest in  entrepreneurially  managed  companies  that serve  large and growing  markets and have the ability to grow their  market  share.  Equity-type securities include:

     .    preferred stocks;

     .    securities convertible or exchangeable for common stocks; and,

     .    warrants or rights to purchase common stocks.

The Portfolio  emphasizes  investments in financially  strong smaller companies, based  principally  on an assessment of the company's  growth  opportunity,  the company's ability to achieve its financial  objectives,  and the company's stock valuation.

Attractive company characteristics include:

     .    unit growth;

     .    favorable cost structures or competitive positions; and/or

     .    financial   strength  that  enables  management  to  execute  business strategies under difficult conditions.

The Sub-Adviser  believes a company is attractively valued when its stock can be purchased at a meaningful discount to the value of other comparable businesses.

The  Portfolio  is designed for  long-term  investors  who want  greater  return potential  than is  available  from the  stock  market in  general,  and who are willing to tolerate the greater investment risk and market volatility associated with  investments in smaller  companies.  The Sub-Adviser  does attempt to limit risk through wide sector and industry diversification of investment.

The Portfolio may invest up to 35% of its total net assets in debt securities of corporate and governmental  issuers,  primarily  investment grade. The Portfolio may also invest up to 25% of its total net assets in foreign securities, and the
Portfolio may invest in options, futures contracts and futures options.

Principal Risks

The principal risks of investing in the Portfolio are:

Market  Risk:  the  risk  that  the  value of the  securities  purchased  by the
Portfolio will decline as a result of economic,  political or market  conditions or an issuer's financial circumstances.

Small  Capitalization  Company  Risk:  the  risk  that  small  companies  may be generally  subject to more abrupt or erratic market movements than securities of larger, more established companies.

Liquidity  Risk: the risk that the degree of market  liquidity of some stocks in which the  Portfolio  invests may be  relatively  limited in that the  Portfolio invests in over-the-counter stocks.

Credit  Risk:  the risk that an issuer of a fixed income  security  owned by the
Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that  fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Foreign Securities Risks

Political  Risk: the risk that a change in a foreign  government  will occur and that the  assets  of a company  in which  the  Portfolio  has  invested  will be affected.

Currency  Risk:  the risk that a foreign  currency  will  decline in value.  The
Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

Limited  Information Risk: the risk that foreign companies may not be subject to accounting  standards or governmental  supervision  comparable to U.S. companies and that less public information about their operations may exist.

Emerging  Market Country Risk: the risks  associated  with investment in foreign securities  are heightened in connection  with  investments in the securities of issuers in emerging  markets,  as these markets are generally more volatile than the markets of developed countries.

Settlement  and  Clearance  Risk:  the risks  associated  with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity  Risk:  foreign markets may be less liquid and more volatile than U.S.
markets and offer less protection to investors;  over-the-counter securities may also be less liquid than exchange-traded securities.

Performance Information

The performance  information  presented  herein is intended to help you evaluate the  potential  risks and rewards of an  investment  in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio  performed in the past is not  necessarily  an indication of how the Portfolio will perform in the future.  The fees and  expenses  related to your  Contract  have not been included in the calculations of performance shown below.  Therefore,  the actual performance  you would have received  through your Contract would have been less than the results shown below.

                               2001        2000          1999          1998
                              ------      ------        ------        ------
                              -9.72%      -2.69%        62.16%       -16.22%

Best Quarter: Q.4. 1999 39.39%
Worst Quarter: Q.3. 2001 -23.52%

This table compares the Portfolio's average annual returns to the returns of the
Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600 Index") for 1 calendar year and since inception.

Average Annual Total Return as of December 31, 2001

                                                                      Since
                                                                    Inception
                                                                   (November 13,
                                                            1 Year     1997)
                                                            ------ -------------
Portfolio.................................................. -9.72%     3.66%
S&P Small Cap 600 Index....................................  6.51%     7.75%

     .    The Standard & Poor's Small Cap 600 Index is a capitalization-weighted index of 600 domestic  stocks  chosen for market size,  liquidity  and industry group representation.

MORE ABOUT PORTFOLIO INVESTMENTS

Certain of the investment techniques, instruments and risks associated with each
Portfolio are referred to in the discussion that follows.

Equity Securities

Equity securities  represent an ownership  position in a company.  The prices of equity securities  fluctuate based on changes in the financial  condition of the issuing  company and on market and economic  conditions.  Companies  sell equity securities to get the money they need to grow.

Stocks  are one type of  equity  security.  Generally,  there  are two  types of stocks:

Common stock--Each share of common stock represents a part of the ownership of a company.  The  holder of common  stock  participates  in the growth of a company
through  increasing  stock  price  and  dividends.   If  a  company  experiences
difficulty, a stock price can decline and dividends may not be paid.

Preferred  stock--Each  share of preferred  stock allows the holder to receive a dividend before the common stock shareholders receive dividends on their shares.

Other types of equity securities  include,  but are not limited to,  convertible securities,  warrants,  rights and foreign  equity  securities  such as American
Depository  Receipts (ADRs),  European  Depository  Receipts (EDRs),  and Global
Depository Receipts (GDRs).

Fixed Income Securities

Fixed  income  securities  include a broad array of short,  medium and long term obligations,  including notes and bonds. Fixed income securities may have fixed, variable or floating  rates of interest,  including  rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies.  Fixed income securities  generally involve an obligation of the issuer to pay interest on either a current basis or at the  maturity  of the  security  and to repay  the  principal  amount  of the security at maturity.

Bonds are one type of fixed income  security and are sold by  governments on the local,  state and federal  levels and by companies.  Investing in a bond is like making a loan for a fixed period of time at a fixed  interest  rate.  During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond.

Fixed periods to maturity are categorized as:

     .    Short-term (generally less than 12 months)

     .    Intermediate- or Medium-term (one to ten years)

     .    Long-term (10 years or more)

Commercial  paper--is a specific type of corporate or short-term  note. In fact, it is very  short-term,  being paid in less than 270 days. Most commercial paper matures in 50 days or less.

Mortgage-backed  securities--are securities representing interests in "pools" of mortgage loans  securitized by residential or commercial  property.  Payments of interest and  principal on these  securities  are  generally  made  monthly,  in effect,  "passing through" monthly payments made by individual  borrowers on the mortgage loans which underlie the securities.

U.S.  Government  securities--are  obligations  of,  or  guaranteed  by the U.S.
Government or its agents or instrumentalities.  Some U.S. Government securities, such as  Treasury  bills,  notes,  bonds  and  securities  issued  by GNMA,  are supported  by the full faith and credit of the U.S.;  others such as  securities issued by the Federal Home Loan Banks,  are supported by the right of the issuer to borrow from the U.S.  Treasury;  others such as those of FNMA,  and FHLMC are supported by the discretionary  authority of the U.S. Government to purchase the agency's  obligations,  while still  others  such as those of the  Student  Loan
Marketing  Association,  the Tennessee  Valley  Authority and the Small Business
Authority are supported only by the credit of the instrumentality.  High quality money market instruments may include:

     .    Cash and cash equivalents

     .    U.S. Government securities

     .    Certificates of deposit or other  obligations of U.S. banks with total assets in excess of $1 billion

     .    Corporate debt obligations  with remaining  maturities of 12 months or less

     .    Commercial paper sold by corporations and finance companies

     .    Repurchase  agreements,  money market  securities  of foreign  issuers payable in U.S. dollars,  asset-backed securities, loan participations and adjustable rate securities

     .    Bankers' acceptances

     .    Time deposits

Bonds, commercial paper and mortgage-backed securities are not the only types of fixed income securities.  Other fixed income securities and instruments include, but are not limited to:

     .    convertible bonds, debentures and notes

     .    asset-backed securities

     .    certificates of deposit

     .    fixed time deposits

     .    bankers' acceptances

     .    repurchase agreements

     .    reverse repurchase agreements

Money Market Instruments

All of the  Portfolios  may invest in high quality money market  instruments.  A money  market  instrument  is high  quality  when it is  rated in one of the two highest  rating  categories by S&P or Moody's or another  nationally  recognized service, or if unrated, deemed high quality by the Adviser or a Sub-Adviser.

Foreign Securities

Foreign  securities are the equity,  fixed income or money market  securities of foreign  issuers.  Securities of foreign issuers include  obligations of foreign branches of U.S. banks and of foreign banks,  common and preferred  stocks,  and
fixed  income  securities  issued  by  foreign  governments,   corporations  and
supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

ADRs are  certificates  issued by a U.S. bank or trust company and represent the right to receive  securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank.  GDRs,  IDRs and EDRs are receipts  evidencing an arrangement with a non-U.S. bank.

Portfolio Turnover

Portfolio  turnover  occurs when a Portfolio  sells its investments and buys new ones. In some  Portfolios,  high portfolio  turnover  occurs when they engage in frequent trading as part of their investment strategy.

High  portfolio  turnover  may cause a  Portfolio's  expenses to  increase.  For example,  a Portfolio may have to pay brokerage fees and other related expenses.
A portfolio turnover rate of 100% or more a year is considered high. A high rate increases a Portfolio's transaction costs and expenses.

Portfolio  turnover  rates  for  each  Portfolio  are  found  in  the  Financial
Highlights section of this Prospectus.

A Word About Risk

As described in the fact sheet for each Portfolio,  participation in a Portfolio involves  risk--even  the risk that you will  receive  a minimal  return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments or premiums to the Portfolios.

Market Risk

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example,  market risk occurs when the  expectations of lower corporate profits in general cause the broad market of stocks to fall in price.  When this happens,  even though a company  may be  experiencing  a growth in profits,  the price of its stock could fall.

Growth Investing Risk

This  investment  approach has  additional  risk  associated  with it due to the volatility of growth stocks.  Growth companies  usually invest a high portion of earnings in their  businesses,  and may lack the  dividends of value stocks that can cushion prices in a falling market.  Also,  earnings  disappointments  often
lead  to  sharply  falling  prices  because   investors  buy  growth  stocks  in
anticipation of superior earnings growth.

Value Investing Risk

This  investment  approach has additional  risk  associated  with it because the
Portfolio  manager's  judgment  that a  particular  security is  undervalued  in relation to the company's fundamental economic values may prove incorrect.

Credit Risk

Credit risk refers to the risk that an issuer of a fixed income  security may be unable to pay principal or interest payments due on the securities.  To help the
Portfolios'  Sub-Advisers  decide  which  corporate  and  foreign  fixed  income securities to buy, they rely on Moody's and S&P (two nationally  recognized bond rating services), and on their own research, to lower the risk of buying a fixed income  security of a company  that may not pay the interest or principal on the fixed income security.

The credit risk of a portfolio depends on the quality of its investments.  Fixed income  securities that are rated as investment  grade have ratings ranging from
AAA to BBB.  These fixed  income  securities  are  considered  to have  adequate ability to make interest and principal payments.

Interest Rate Risk

Interest rate risk refers to the risk that  fluctuations  in interest  rates may affect the value of interest  paying  securities  in a  Portfolio.  Fixed income securities such as U.S. Government bonds are subject to interest rate risk. If a
Portfolio sells a bond before it matures, it may lose money, even if the bond is guaranteed  by the U.S.  Government.  Say,  for example,  a Portfolio  bought an intermediate  government bond last year that was paying interest at a fixed rate of 6%, it will have to sell it at a  discount  (and  realize a loss) to  attract buyers if they can buy new bonds paying an interest rate of 7%.

Risks of Investing in Below Investment Grade Bonds or Junk Bonds

Investing in below  investment  grade bonds,  such as the lower quality,  higher yielding  bonds  called  junk  bonds,  can  increase  the  risks  of loss  for a
Portfolio.  Junk bonds are bonds that are issued by small companies or companies with limited  assets or short  operating  histories.  These  companies  are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full  principal  amount.  Third  parties may not be willing to  purchase  the bonds  from the  Portfolios,  which  means they may be difficult to sell and some may be considered  illiquid.  Because of these risks, the companies  issuing the junk bonds pay higher  interest  rates than companies issuing  higher  grade bonds.  The higher  interest  rates can give  investors a higher return on their investment.

Prepayment Risk

Prepayment  risk  is the  risk  that  the  holder  of a  mortgage  underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly  during periods of declining  interest rates.  This will reduce the stream of cash payments that flow through to the Portfolio.  Securities  subject to  prepayment  risk also pose a potential  for loss when  interest  rates rise.
Rising  interest  rates may  cause  prepayments  to occur at a slower  rate than expected  thereby  lengthening  the  maturity of the security and making it more sensitive to interest rate changes.

Risks Associated with Foreign Securities

A foreign  security is a security issued by an entity  domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

Political  Risk: the risk that a change in a foreign  government  will occur and that the  assets  of a company  in which  the  Portfolio  has  invested  will be affected.  In some countries there is the risk that the government may take over the assets or  operations  of a company  and/or that the  government  may impose taxes or limits on the removal of a Portfolio's assets from that country.

Currency Risk: the risk that a foreign  currency will decline in value.  As long as a Portfolio  holds a security  denominated in a foreign  currency,  its value will be affected by the value of that currency  relative to the U.S. dollar.  An increase  in the value of the U.S.  dollar  relative to a foreign  currency  may adversely affect the value of the Portfolio.

Liquidity  Risk:  foreign markets may be less liquid and more volatile than U.S.
markets and offer less  protection  to  investors.  Certain  markets may require payment for securities before delivery and delays may be encountered in settling securities  transactions.  In some foreign  markets  there may not be protection against failure by other parties to complete transactions.

Limited  Information Risk: the risk that less government  supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial  reporting  standards  and  practices  that apply to U.S.
issuers. In addition, less public information about their operations may exist.

Emerging  Market Country Risk: the risks  associated  with investment in foreign securities  are heightened in connection  with  investments in the securities of issuers in emerging markets  countries.  Such countries are generally defined as countries in the initial stages of their  industrialization  cycles with low per capita income.  Although the markets of these developing  countries offer higher rates of  return,  they  also  pose  additional  risks to  investors,  including immature  economic  structures,  national  policies  restricting  investments by foreigners and different legal systems.

Settlement and Clearance Risk: the risks associated with the different clearance and  settlement  procedures  that are utilized in certain  foreign  markets.  In certain foreign markets,  settlements may be unable to keep pace with the volume of securities  transactions,  which may cause  delays.  If there is a settlement delay,  a  Portfolio's  assets may be  uninvested  and not  earning  returns.  A
Portfolio also may miss  investment  opportunities  or be unable to dispose of a security because of these delays.

Managing Investment Risks

In pursuing its investment  objective,  each Portfolio assumes  investment risk.
The  Portfolios  try to  limit  their  investment  risk  by  diversifying  their investment portfolios across different industry sectors.

Defensive Investment Strategy

Under  normal  market  conditions,  none  of the  Portfolios  intends  to have a substantial  portion of its assets invested in cash or money market instruments, except the Money Market  Portfolio.  When a Sub-Adviser  determines that adverse market  conditions exist, a Portfolio may adopt a temporary  defensive  position and invest  entirely in cash and money market  instruments.  When a Portfolio is invested in this manner, it may not be able to achieve its investment objective.

Derivatives

Certain Portfolios may use various investment strategies:

     .    to hedge market risks;

     .    to  manage  the  effective   maturity  or  duration  of  fixed  income
          securities; and/or

     .    to enhance potential gain.

The  strategies  which may be used by all the  Portfolios  include,  but are not limited to, financial futures contracts,  options on financial futures,  options on broad market indices and options on securities.

Certain  Portfolios may purchase and sell foreign  currencies on a spot basis in
connection  with  the  settlement  of   transactions   traded  in  such  foreign
currencies.  These  Portfolios  may also hedge the risks  associated  with their investments  by entering  into forward  foreign  currency  contracts and foreign currency  futures and options  contracts,  generally in  anticipation  of making investments in companies whose  securities are denominated in those  currencies.
These investments are often referred to as derivatives.

MANAGEMENT OF THE FUND

The  management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland.  The Directors have approved agreements under which, as described below,  certain companies provide essential management services to the Fund.

INVESTMENT ADVISER

Investors Mark Advisors, LLC (the "Adviser"), 700 Karnes Boulevard, Kansas City,
Missouri 64108, serves as the investment adviser of each Portfolio and, as such, provides each Portfolio with professional investment supervision and management.
The Adviser, a Delaware limited liability company, is a wholly- owned subsidiary of Jones & Babson,  Inc.  ("Jones & Babson").  Jones & Babson is a  wholly-owned subsidiary of Business Men's Assurance Company of America ("BMA"). Assicurazioni
Generali  S.p.A.,  an insurance  organization  founded in 1831 based in Trieste,
Italy, is the ultimate parent of BMA.

The Adviser,  formed in 1997, has been the investment adviser for each Portfolio since its inception.

The Adviser oversees each Portfolio's  day-to-day  operations and supervises the purchase and sale of Portfolio investments. The Adviser employs Sub- Advisers to make investment decisions for each of the Portfolios.

The Adviser serves in its capacity as investment  adviser  through an investment advisory  agreement  it  enters  into  with the Fund.  The  Investment  Advisory
Agreement provides for the Fund to pay all expenses not specifically  assumed by the Adviser.  Examples of expenses paid by the Fund include  custodial fees, and the fees of outside legal and auditing firms.  The Fund allocates these expenses to each Portfolio in a manner approved by the Directors. The Investment Advisory
Agreement is renewed each year by the Directors.

Personnel of Jones & Babson  provide the Adviser with  experienced  professional fund administration and portfolio  accounting under a services agreement between the  Adviser and Jones & Babson.  As  compensation,  Jones & Babson  receives an annual fee equal to 0.06% of the average  daily net assets of the Fund.  Jones &
Babson,  founded in 1960,  serves as the  investment  manager of numerous  other mutual funds.

Advisory Fees

Each  Portfolio  pays the  Adviser  a fee based on its  average  daily net asset value.  A  Portfolio's  net asset  value is the total  value of the  Portfolio's
assets  minus  any  money  it  owes  for  operating   expenses  plus  any  other
liabilities,  such as the fee paid to its Custodian to safeguard the Portfolio's investments.

During 2001, each of the Portfolios paid the Adviser the following percentage of its average  daily net assets as  compensation  for its  services as  investment adviser to the Portfolios:

                                                                        Advisory
Portfolio                                                               Fee Paid
- ---------                                                             --------
Money Market...........................................................   .40%
Small Cap Equity.......................................................   .95%
Large Cap Growth.......................................................   .80%
Growth & Income.......................................................   .80%

As full compensation for its services under the Investment  Advisory  Agreement, the Fund pays the Adviser a monthly  fee at the annual  rates shown in the table below based on the average daily net assets of each Portfolio.

                                                                    Advisory Fee
                                                              (Annual Rate Based
                                                                on Average Daily
                                                              Net Assets of Each
Portfolio                                                         Portfolio)
---------                                                     ------------------
Money Market.................................................        .40%
Small Cap Equity.............................................        .95%
Large Cap Growth.............................................        .80%
Growth & Income..............................................        .80%

The Adviser may enter into  administrative  services  agreements  with insurance companies  pursuant to which the Adviser  will  compensate  such  companies  for administrative responsibilities relating to the Fund which are performed by such insurance companies.

The Adviser  has agreed that it will,  if  necessary,  pay the  expenses of each
Portfolio  of the Fund until  April 30,  2003 to the extent  that  expenses of a
Portfolio exceed the following percentages:

                                                                         Expense
Portfolio                                                                  Cap
----------                                                              -------
Large Cap Growth........................................................   .90%
Growth & Income.........................................................   .90%
Money Market............................................................   .50%
Small Cap Equity........................................................  1.05%

This expense  limitation  may be modified or terminated in the discretion of the
Adviser at any time without  notice to  shareholders  after April 30, 2002.  The
Adviser may be reimbursed by the  Portfolios  for such expenses at a later date.
This  may be done  only if  such  reimbursement  does  not  cause a  Portfolio's expenses to exceed the expense cap percentage shown above.

During fiscal 2001, total expenses,  including investment advisory fees, of each of the Portfolios  amounted to the following  percentages of average net assets, reflecting the expense limitation in effect during the period:

Large Cap Growth.......................................................     .90%
Growth & Income........................................................     .90%
Money Market...........................................................     .50%
Small Cap Equity.......................................................    1.05%

The expense limitation currently in effect is described above.

SUB-ADVISERS

For all of the  Portfolios,  the  Adviser  works  with  Sub-Advisers,  financial service  companies that specialize in certain types of investing.  However,  the
Adviser still retains ultimate responsibility for managing the Portfolios.  Each
Sub-Adviser's role is to make investment  decisions for the Portfolios according to each Portfolio's investment objectives and restrictions.

The following organizations act as Sub-Advisers to the Portfolios:

Standish Mellon Asset Management Company LLC("Standish"),  One Financial Center,
Boston,  Massachusetts  02111,  is the Sub-Adviser  for the  Intermediate  Fixed
Income,  Mid Cap Equity,  Global Fixed Income and Money Market Portfolios of the
Fund.  Standish is a  Massachusetts  corporation  incorporated  in 1933 and is a registered  investment  adviser  under  the  Investment  Advisers  Act of  1940.
Standish  provides fully  discretionary  management  services and counseling and advisory  services to a broad range of clients  throughout the United States and abroad. As of December 31, 2001,  Standish managed  approximately $47 billion of assets.

The Money Market Portfolio  manager is Jennifer A. Pline. Ms. Pline also manages the Standish  Short-Term  Asset  Reserve Fund.  During the past nine years,  Ms.
Pline has served as a Vice  President  and  Associate  Director  (since 1998) of
Standish.

Stein Roe & Farnham Incorporated ("Stein Roe"), One South Wacker Drive, Chicago,
Illinois 60606, is the Sub-Adviser for the Large Cap Growth and Small Cap Equity
Portfolios of the Fund.  Stein Roe is registered as an investment  adviser under the Investment  Advisers Act of 1940. Stein Roe was organized in 1986 to succeed to the  business  of Stein Roe & Farnham,  a  partnership  that had  advised and managed  mutual funds since 1949.  Stein Roe is part of a larger  business  unit known as Liberty Funds Group  ("LFG"),  which  includes  several  separate legal entities. Stein Roe and the other entities that make up LFG are indirect, wholly owned  subsidiaries  of FleetBoston  Financial  Corporation.  As of December 31,
2001, Stein Roe had approximately $16 billion under its management.

The Large Cap Growth Portfolio manager is Erik P. Gustafson.  Mr. Gustafson also manages the Growth Stock  Portfolio of SR&F Base Trust and had managed Stein Roe
Growth  Stock Fund since 1994.  Mr.  Gustafson  is a senior vice  president  and senior  portfolio  manager with Stein Roe,  which he joined in 1992.  He holds a
B.A. from the  University of Virginia  (1985) and M.B.A.  and J.D.  degrees from
Florida State University  (1989).  Mr. Gustafson was responsible for managing $2 billion in mutual fund net assets as of  December  31,  2001.  David P. Brady is associate portfolio manager.  Mr. Brady is a senior vice president of Stein Roe, which he joined in 1993.

The Small Cap Equity Portfolio manager is William M. Garrison.  Mr. Garrison has had full  responsibility  for the management of the Portfolio since June,  1999.
Mr. Garrison had, prior to July 1999, co-managed the Portfolio.

Lord Abbett & Co. ("Lord Abbett"),  90 Hudson Street,  Jersey City, NJ 07302, is
the  Sub-Adviser for the Growth & Income  Portfolio of the Fund. Lord Abbett,  a
registered  investment  adviser under the  Investment  Advisers Act of 1940, has been an investment  manager for 70 years.  As of December 31, 2001,  Lord Abbett managed approximately $42 billion in a family of mutual funds and other advisory accounts.

The Growth & Income Portfolio's  investments are managed by a team of investment managers and analysts. The senior members of the team are: Sholom Dinsky, Thomas
Hudson Jr., Robert Morris and Eli Salzmann.  Messrs. Hudson, Morris and Salzmann
are  Partners  of Lord  Abbett.  Messrs.  Hudson and Morris  have been with Lord
Abbett since 1982 and 1991, respectively. Mr. Dinsky, Investment Manager, joined
Lord  Abbett in 2000 from  Prudential  Investments  where he served as  Managing
Director of Prudential  Asset  Management from 1997 to 2000. Mr. Salzmann joined
Lord Abbett in 1997 and  previously  was a Vice President with Mutual of America
Capital Corp.

Sub-Advisory Fees

Under the  Sub-Advisory  Agreements,  the  Adviser  has  agreed to pay each Sub-
Adviser a fee for its  services  out of the fees the Adviser  receives  from the
Portfolios.  During 2001,  the Adviser paid the  Sub-Advisers  fees based on the following percentages of each Portfolio's average daily net assets:

                                                                          Sub-
                                                                        Advisory
Portfolio                                                               Fee Paid
-----------                                                             --------
Money Market...........................................................   .15%
Small Cap Equity.......................................................   .55%
Large Cap Growth.......................................................   .45%
Growth & Income........................................................   .45%

Under the terms of each Sub-Advisory Agreement,  the Adviser is obligated to pay each  Sub-Adviser,  as full  compensation  for services  rendered under the Sub-
Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

 Portfolio                                                     Sub-Advisory Fee
 ---------                                                     ----------------
Money Market...........................................................   .15%
Small Cap Equity.......................................................   .55%
Large Cap Growth.......................................................   .45%
Growth & Income.................................. .45% of first $40 million
                                                      .40% of average daily net
                                                      assets over and above
                                                      $40 million
Placing Orders for Shares

The  prospectus  for your Contract  describes the  procedures for investing your purchase payments or premiums in shares of the Portfolios. You may obtain a copy of that prospectus,  free of charge, from the life insurance company or from the person  who sold you the  Contract.  The  Portfolios  do not charge any fees for selling (redeeming) shares.

Payment for Redemptions

Payment for orders to sell (redeem)  shares will be made within seven days after the Fund receives the order.

Suspension or Rejection of Purchases and Redemptions

The Portfolios may suspend the offer of shares,  or reject any specific  request to purchase  shares from a Portfolio  at any time.  The  Portfolios  may suspend their  obligation to redeem shares or postpone  payment for redemptions when the
New York Stock  Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances  established by the Securities and Exchange Commission.

Right to Restrict Transfers

Neither  the  Fund  nor  the  insurance  company  separate  accounts  ("Separate
Accounts")  are designed for  professional  market timing  organizations,  other entities, or individuals using programmed,  large and/or frequent transfers. The
Separate  Accounts,  in  coordination  with  the  Fund,  reserve  the  right  to temporarily  or  permanently  refuse  exchange  requests  if,  in the  Adviser's judgment,  a Portfolio would be unable to invest  effectively in accordance with its  investment  objectives  and policies,  or would  otherwise  potentially  be adversely affected. In particular,  a pattern of exchanges that coincides with a
"market  timing"  strategy may be disruptive to a Portfolio and therefore may be
refused.   Investors  should  consult  the  Separate  Account   prospectus  that
accompanies  this Fund Prospectus for information on other specific  limitations on the transfer privilege.

Net Asset Value

The value or price of each share of each  Portfolio  (net asset value per share)
is calculated at the close of business, usually 4:00 p.m., of the New York Stock
Exchange,  every day that the New York Stock Exchange is open for business.  The value of all assets held by each  Portfolio at the end of the day, is determined by  subtracting  all  liabilities  and dividing the total by the total number of shares outstanding.  This value is provided to the life insurance company, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the  Portfolios  for orders they received that day.

The value of the net assets of a Portfolio is  determined  by  obtaining  market quotations,  where  available,  usually from pricing  services.  Short-term debt instruments  maturing  in less  than 60  days  are  valued  at  amortized  cost.
Securities  for which market  quotations  are not  available are valued at their fair value as  determined,  in good  faith,  by the  Adviser  based on  policies adopted by the Board of Directors.

Some of the  Portfolios  trade  securities  on  foreign  markets  or in  foreign currencies.  Those  markets  are open at  different  times and  occasionally  on different days than securities  traded on the New York Stock Exchange.  Exchange rates for foreign  currencies  are usually  determined at 1:00 p.m.  rather than
4:00 p.m. These factors may mean that the value of the securities  held by these
Portfolios  may  change  after  the  close of  business  of the New  York  Stock
Exchange.

Dividends and Distributions

Each Portfolio will declare and  distribute  dividends from net ordinary  income and will  distribute its net realized  capital gains, if any, at least annually.
The  life  insurance   companies   generally   direct  that  all  dividends  and
distributions  of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.

Tax Matters

The Fund intends to qualify as a regulated  investment company under the tax law and, as such  distributes  substantially  all of each  Portfolio's  ordinary net income and  capital  gains each  calendar  year as a  dividend  to the  Separate
Accounts  funding the Contracts to avoid an excise tax on certain  undistributed amounts.  The Fund expects to pay no income tax.  Dividends  are  reinvested  in additional full and partial shares of the Portfolios as of the dividend  payment date.

The Fund and its Portfolios  intend to comply with special  diversification  and other tax law requirements that apply to investments under the Contracts.  Under these rules,  shares of the Fund will  generally  only be available  through the
purchase  of  a  variable  life  insurance  or  annuity  contract.   Income  tax
consequences  to Contract owners who allocate  purchase  payments or premiums to
Fund shares are discussed in the Separate  Account  prospectus for the Contracts that accompanies this Prospectus.

Additional Information

This Prospectus  sets forth  concisely the  information  about the Fund and each
Portfolio  that you should know before you invest money in a  Portfolio.  Please read this Prospectus  carefully and keep it for future  reference.  The Fund has prepared and filed with the  Securities  and Exchange  Commission a Statement of
Additional  Information  that contains more  information  about the Fund and the
Portfolios.  You  may  obtain  a  free  copy  of  the  Statement  of  Additional
Information from your registered representative who offers you the Contract. You may also obtain  copies by calling the Fund at  1-888-262-8131  or by writing to the Fund at the following address:  BMA Variable Products,  P.O. Box 419458, 700
Karnes Blvd., Kansas City, Missouri 64141-6458.

Mixed and Shared Funding

The Portfolios may sell their shares to insurance companies as investments under both variable annuity  contracts and variable life insurance  policies.  We call this  mixed  funding.  The  Portfolios  may also  sell  shares  to more than one insurance  company.  We call this shared funding.  Under certain  circumstances, there  could be  conflicts  between the  interests  of the  different  insurance companies,  or conflicts between the different kinds of insurance products using the  Portfolios.  If conflicts  arise,  the insurance  company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large  percentage of its assets to pay for the redemption, it may be  forced  to sell  the  assets  at a  discounted  price.  The  Board of
Directors will monitor the interests of the insurance  company  shareholders for conflicts to attempt to avoid problems.

Legal Proceedings

Neither  the  Fund  nor  any  Portfolio  is  involved  in  any  material   legal
proceedings.  Neither the Adviser nor any  Sub-Adviser  is involved in any legal proceedings that if decided against any such party would  materially  affect the ability  of the party to carry out its  duties to the  Portfolios.  None of such persons is aware of any litigation that has been threatened.

PERFORMANCE OF THE PORTFOLIOS

Performance  information  for the Portfolios of the Fund,  including a bar chart and  average  annual  total  return  information  since  the  inception  of  the
Portfolios,  is  contained  in this  Prospectus  under the heading  "Performance
Information."

COMPARABLE PERFORMANCE

Public Fund Performance

Certain  Portfolios of the Fund have the same  investment  objectives and follow substantially  the same  investment  strategies  as certain  mutual  funds whose shares are sold to the public and managed by the Sub-Advisers.

The historical  performance of each of these public mutual funds is shown below.
This  performance  data  should not be  considered  as an  indication  of future performance of the Portfolios.  The public mutual fund performance figures shown below:

     .    reflect the deduction of the historical  fees and expenses  (including any  applicable  sales loads) paid by the public  mutual funds and not those to be paid by the Portfolios.  The total anticipated expenses of the Intermediate  Fixed Income, Mid Cap Equity and Global Fixed Income
          Portfolios  are  materially  higher  than  those of the  corresponding public funds. Higher expenses will reduce performance.

     .    do not  reflect  Contract  fees or charges  imposed  by the  insurance companies.  Investors should refer to the Separate Account  prospectus for information  describing the Contract fees and charges.  These fees and charges will have a detrimental effect on Portfolio performance.

The Portfolios and their corresponding public mutual fund series are expected to hold similar  securities.  The Portfolios have substantially  similar investment objectives,  policies and strategies as their  corresponding  public mutual fund series.  However,  their  investment  results  are  expected  to differ  for the following reasons:

     .    differences  in asset size and cash flow  resulting from purchases and redemptions  of  Portfolio  shares  may result in  different  security selections

     .    differences in the relative weightings of securities

     .    differences in the price paid for particular portfolio holdings

     .    differences relating to certain tax matters

The following table shows average  annualized  total returns for each comparable public mutual fund for their fiscal 2001 years (ended December 31, 2001).

                              Inception 01/01/1994
                                                                      10 Years
                                                                      or  Since
Large Cap Growth Portfolio                          1 Year* 5 Years* Inception*
----------------------------                        ------- -------- ---------

Corresponding Series of the Public Fund
Stein Roe Investment Trust--Stein Roe Growth Stock
 Fund..............................................-23.94%    8.77%    10.34%

                                                                      10 Years
                                                                      or  Since
Money Market Portfolio                              1 Year* 5 Years* Inception*
------------------------                            ------- -------- ---------

Corresponding Series of the Public Fund

Standish, Ayer & Wood Investment Trust--Standish
 Short-Term Asset Reserve Fund..................... 6.14%    5.87%    5.44%

                                                                      10 Years
                                                                      or  Since
Growth & Income Portfolio                           1 Year* 5 Years* Inception*
---------------------------                         ------- -------- ---------

Corresponding Public Fund
Lord Abbett Affiliated Fund (Class A Shares)....... -7.21%   12.98%    14.80%
----------
*  Results shown are through the year ended December 31, 2001 for each public fund shown.

FINANCIAL HIGHLIGHTS

The  Financial  Highlights  table  is  intended  to  help  you  understand  each
Portfolio's  financial  performance  for the period shown.  Certain  information reflects  financial  results  for a single  Portfolio  share.  The total  return figures in the table represent the rate that an investor would have earned on an
investment   in  the  Fund   (assuming   reinvestment   of  all   dividends  and
distributions).  Your  total  return  would be less due to the fees and  charges under your variable annuity contract or variable life insurance policy.  Ernst &
Young LLP has audited the financial  statements from which this  information has been  derived  and its  report and the Fund's  financial  statements,  which are incorporated  by reference  into the  Statement of Additional  Information,  are available upon request.

                                                                                             LARGE CAP GROWTH
                                                                                                                     FOR THE PERIOD
                                                                                                                      FROM 11/13/97
Condensed data for a share of capital stock                                             YEARS ENDED DECEMBER 31,     (COMMENCEMENT)
outstanding throughout each period.                                              2001     2000       1999      1998    TO 12/31/97

Net asset value, beginning of period .......................................... $ 14.94   $ 18.03    $ 13.31    $ 10.71    $ 10.00
  Income from investment operations:
 Net investment income (loss) .................................................   (0.01)    (0.07)     (0.03)      --          --
 Net gains (losses) on securities
   (both realized and unrealized) .............................................   (3.66)    (2.15)      4.75       2.61       0.71
Total income (loss) from investment operations ................................   (3.67)    (2.22)      4.72       2.61       0.71
  Less distributions:
 Dividends from net investment income .........................................     --        --         --       (0.01)       --
 Distributions from realized capital gains ....................................     --      (0.79)       --         --         --
 Tax return of capital ........................................................     --      (0.08)       --         --         --
 In excess of realized capital gains ..........................................     --        --         --         --         --

Total distributions .........................................................       --      (0.87)       --       (0.01)       --

Net asset value, end of period ................................................ $ 11.27   $ 14.94    $ 18.03    $ 13.31    $ 10.71

Total return(a) ...............................................................  (24.56%)  (12.03%)    35.46%     24.35%      7.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands) ...................................... $ 4,601   $ 5,853    $ 4,608    $ 2,993    $ 2,157
Ratio of expenses to average net assets(b) ....................................    0.90%     0.90%      0.90%      0.90%      0.90%
Ratio of net investment income (loss) to average net assets(b) ................   (0.07%)   (0.44%)    (0.23%)    (0.02%)     0.33%
Ratio of expenses to average net assets before
 voluntary expense reimbursement(b) ...........................................    1.23%     1.15%      1.49%      1.66%      3.19%
Ratio of net investment income (loss) to average
 net assets before voluntary expense reimbursement(b) ..........................  (0.40%)   (0.69%)    (0.82%)    (0.78%)    (1.96%)
Portfolio turnover rate .......................................................      54%       78%        72%        49%       --

(a)Total return not annualized for periods less than one full year
(b)Annualized for periods less than one full year

                                                                                                SMALL CAP EQUITY
                                                                                                                     FOR THE PERIOD
                                                                                                                      FROM 11/13/97
Condensed data for a share of capital stock                                             YEARS ENDED DECEMBER 31,     (COMMENCEMENT)
outstanding throughout each period.                                              2001     2000       1999      1998    TO 12/31/97

Net asset value, beginning of period .......................................... $  9.45   $ 13.20    $  8.14    $  9.72    $ 10.00
  Income from investment operations:
 Net investment income (loss) .................................................   (0.05)    (0.05)     (0.05)     (0.05)       --
 Net gains (losses) on securities
   (both realized and unrealized) .............................................   (0.87)    (0.65)      5.11      (1.53)     (0.28)
Total income (loss) from investment operations ................................   (0.92)    (0.70)      5.06      (1.58)     (0.28)
  Less distributions:
 Dividends from net investment income .........................................     --        --         --         --         --
 Distributions from realized capital gains ....................................     --      (3.05)       --         --         --
 Tax return of capital ........................................................     --        --         --         --         --
 In excess of realized capital gains ..........................................   (0.02)      --         --         --         --

Total distributions .........................................................     (0.02)    (3.05)       --         --         --

Net asset value, end of period ................................................ $  8.51   $  9.45    $ 13.20    $  8.14    $  9.72

Total return(a) ...............................................................   (9.72%)   (2.69%)    62.16%    (16.22%)    (2.80%)

Ratios/Supplemental Data
Net assets, end of period (in thousands) ...................................... $ 3,937   $ 4,085    $ 3,192    $ 1,786    $ 1,960
Ratio of expenses to average net assets(b) ....................................    1.05%     1.05%      1.05%      1.05%      1.05%
Ratio of net investment income (loss) to average net assets(b) ................   (0.61%)   (0.51%)    (0.61%)    (0.52%)     0.29%
Ratio of expenses to average net assets before
 voluntary expense reimbursement(b) ...........................................    1.50%     1.45%      2.53%      2.29%      3.49%
Ratio of net investment income (loss) to average
 net assets before voluntary expense reimbursement(b) ..........................  (1.06%)   (0.91%)    (2.09%)    (1.76%)    (2.15%)
Portfolio turnover rate .......................................................     147%      140%       123%       132%         8%

(a)Total return not annualized for periods less than one full year
(b)Annualized for periods less than one full year

                                                                                                GROWTH & INCOME
                                                                                                                     FOR THE PERIOD
                                                                                                                      FROM 11/13/97
Condensed data for a share of capital stock                                             YEARS ENDED DECEMBER 31,     (COMMENCEMENT)
outstanding throughout each period.                                              2001     2000       1999      1998    TO 12/31/97

Net asset value, beginning of period .......................................... $ 14.21   $ 12.67    $ 11.53    $ 10.41    $ 10.00
  Income from investment operations:
 Net investment income (loss) .................................................    0.09      0.14       0.11       0.13       0.02
 Net gains (losses) on securities
   (both realized and unrealized) .............................................   (1.04)     1.84       1.80       1.12       0.40
Total income (loss) from investment operations ................................   (0.95)     1.98       1.91       1.25       0.42
  Less distributions:
 Dividends from net investment income .........................................   (0.07)    (0.14)     (0.11)     (0.13)     (0.01)
 Distributions from realized capital gains ....................................   (0.59)    (0.02)     (0.66)       --         --
 Tax return of capital ........................................................   (0.03)    (0.17)       --         --         --
 In excess of realized capital gains ..........................................   (0.07)    (0.11)       --         --         --

Total distributions .........................................................     (0.76)    (0.44)     (0.77)     (0.13)     (0.01)

Net asset value, end of period ................................................ $ 12.50   $ 14.21    $ 12.67    $ 11.53    $ 10.41

Total return(a) ...............................................................   (6.58%)   15.79%     16.65%     12.03%      4.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands) ...................................... $ 6,082   $ 5,623    $ 3,634    $ 2,765    $ 2,101
Ratio of expenses to average net assets(b) ....................................    0.90%     0.90%      0.90%      0.90%      0.90%
Ratio of net investment income (loss) to average net assets(b) ................    0.74%     1.21%      0.92%      1.23%      1.50%
Ratio of expenses to average net assets before
 voluntary expense reimbursement(b) ...........................................    1.18%     1.28%      1.67%      1.75%      3.19%
Ratio of net investment income (loss) to average
 net assets before voluntary expense reimbursement(b) ..........................   0.46%     0.83%      0.15%      0.38%     (0.79%)
Portfolio turnover rate .......................................................      66%       43%        66%        76%        --

(a)Total return not annualized for periods less than one full year
(b)Annualized for periods less than one full year

                                                                                                 MONEY MARKET
                                                                                                                     FOR THE PERIOD
                                                                                                                      FROM 11/13/97
Condensed data for a share of capital stock                                             YEARS ENDED DECEMBER 31,     (COMMENCEMENT)
outstanding throughout each period.                                              2001     2000       1999      1998    TO 12/31/97

Net asset value, beginning of period .......................................... $  1.00   $  1.00    $  1.00    $  1.00    $  1.00
  Income from investment operations:
 Net investment income (loss) .................................................    0.04      0.06       0.05       0.05       0.01
 Net gains (losses) on securities
   (both realized and unrealized) .............................................     --        --         --         --         --
Total income (loss) from investment operations ................................    0.04      0.06       0.05       0.05       0.01
  Less distributions:
 Dividends from net investment income .........................................   (0.04)    (0.06)     (0.05)     (0.05)     (0.01)
 Distributions from realized capital gains ....................................     --        --         --         --         --
 Tax return of capital ........................................................     --        --         --         --         --
 In excess of realized capital gains ..........................................     --        --         --         --         --

Total distributions .........................................................     (0.04)    (0.06)     (0.05)     (0.05)     (0.01)

Net asset value, end of period ................................................ $  1.00   $  1.00    $  1.00    $  1.00    $  1.00

Total return(a) ...............................................................    3.77%     5.84%      4.60%      5.05%      0.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands) ...................................... $ 2,455   $ 2,000    $ 1,601    $ 1,270    $ 1,019
Ratio of expenses to average net assets(b) ....................................    0.50%     0.50%      0.50%      0.50%      0.50%
Ratio of net investment income (loss) to average net assets(b) ................    3.60%     5.70%      4.52%      4.93%      5.26%
Ratio of expenses to average net assets before
 voluntary expense reimbursement(b) ...........................................    1.50%     1.62%      2.72%      2.89%      4.90%
Ratio of net investment income (loss) to average
 net assets before voluntary expense reimbursement(b) ..........................   2.60%     4.58%      2.30%      2.54%      0.86%
Portfolio turnover rate .......................................................     --        --         --         --         --

(a)Total return not annualized for periods less than one full year
(b)Annualized for periods less than one full year

                          INTERESTED IN LEARNING MORE?

The  Statement of Additional  Information  incorporated  by reference  into this prospectus contains additional information about the Fund's operations.

Further  information  about the Fund's  investments  is  available in the Fund's annual  and  semi-annual  reports to  shareholders.  The  Fund's  annual  report
discusses  market  conditions  and  investment   strategies  that  significantly
affected the Fund's performance results during its last fiscal year.

The  Fund  can  provide  you  with a free  copy  of  these  materials  or  other information about the Fund. You may reach the Fund

   By Mail:     BMA Variable Products
                P.O. Box 419458
                700 Karnes Blvd.
                Kansas City, Missouri 64141-6458

   By Phone:    1-888-262-8131

Or you may view or obtain  these  documents  from the  Securities  and  Exchange
Commission:

     *    Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room

     *    Reports  and other  information  about the Fund are  available  on the
          EDGAR Database on the Commission's Internet site at http://www.sec.gov

     *    Copies of the information may be obtained,  after paying a duplicating fee, by electronic  request at  publicinfo@sec.gov,  or by writing the
          Commission's Public Reference Section, Washington, D.C. 20549-0102

               On   the Internet: www.sec.gov

The Fund's Investment Company Act filing number is 811-08321.